UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 27, 2017

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 27, 2017, Sturm, Ruger & Company, Inc. (the “Company”) entered into a transition agreement and general release (the “Lang Agreement”) with Mark T. Lang (“Lang”), who will resign as Group Vice President of the Company on December 31, 2017.

The Lang Agreement provides for (i) Lang to continue working for the Company in a consulting capacity until December 31, 2017, and to resign as Group Vice President on such date, (ii) the Company to compensate Lang at the rate of $112,500 per annum from January 1, 2018 through December 31, 2021 (the “Severance Period”), (iii) the continued vesting of Lang’s retention restricted stock unit awards during the Severance Period and (iv) a prohibition against Lang engaging in certain activities that compete or interfere with the Company from June 27, 2017 through December 31, 2021.

The foregoing description of the Lang Agreement is qualified in its entirety by reference to the complete terms and conditions of the Lang Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officer

On June 29, 2017, the Company issued a press release regarding the promotion of Thomas P. Sullivan as Senior Vice President of Operations. A copy of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.

There are no transactions between the Company and Mr. Sullivan that would be required to be reported under Item 404(a) of Regulation S-K. Reference is made to the Company’s 2017 Proxy Statement, which was filed with the Securities and Exchange Commission on March 27, 2017, for a description of the information required by Items 401(b), (d) and (e) of Regulation S-K with respect to Mr. Sullivan.

Departure of Officer; Compensatory Arrangements of Certain Officer

Reference is made to the Lang Agreement, and Lang’s resignation as Group Vice President of the Company, each of which is discussed above under Item 1.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Transition Agreement and General Release, dated as of June 27, 2017 by and between Sturm, Ruger, & Co., Inc. and Mark T. Lang.

99.1	Press release of Sturm, Ruger & Company, Inc., dated June 29, 2017, announcing the promotion of Thomas P. Sullivan as Senior Vice President of Operations.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Chief Financial Officer

Dated: June 29, 2017

3